SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2004

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

0-508	SIERRA PACIFIC POWER COMPANY Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Section 9 — Financial Statements and Exhibits
SIGNATURES
Ex-99.1 - Press Release dated November 19, 2004

Section 8 — Other Events

8.01 Other Events.

The California Public Utilities Commission (CPUC) today authorized Sierra Pacific Power Company to recover $8.3 million in costs for fuel and power purchased for its 45,000 California customers. The recovery is a dollar-for dollar pass through to customers to pay for these costs and does not represent a profit to the company. A copy of the press release is attached as exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

     None.

(b) Pro forma financial information.

     None.

(c) Exhibits.

     Exhibit 99.1 press release dated November 19, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: November 22, 2004	By:	/s/ John E. Brown
John E. Brown
Controller

Sierra Pacific Power Company (Registrant)
Date: November 22, 2004	By:	/s/ John E. Brown
John E. Brown
Controller